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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported) April 4, 2003
                                                          ----------------------

                                    ProLogis
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             (Exact Name of Registrant as Specified in its Charter)

                                    Maryland
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                 (State or Other Jurisdiction of Incorporation)

           1-12846                                       74-2604728
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   (Commission File Number)                 (I.R.S. Employer Identification No.)

14100 East 35th Place, Aurora, Colorado                         80011
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(Address of Principal Executive Offices)                      (Zip Code)

                                 (303) 375-9292
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS.

         On March 31, 2003, the Registrant and certain of its officers entered into amendments to the Executive Protection Agreements previously entered into between the Registrant and such officers. The form of Amendment to Executive Protection Agreement has been filed as an exhibit to this report and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS.

         (c) Exhibits.

         EXHIBIT NO.       DOCUMENT DESCRIPTION

         10.1 Form of Amendment to Executive Protection Agreement entered into between ProLogis and certain of its officers, dated as of March 31, 2003.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PROLOGIS


Dated: April 4, 2003                         By: /s/ Edward S. Nekritz
                                                 -------------------------------
                                                 Name: Edward S. Nekritz
                                                 Title: Managing Director






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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                   DESCRIPTION
-------                  -----------

   10.1 Form of Amendment to Executive Protection Agreement entered into between ProLogis and certain of its officers, dated as of March 31, 2003.